   As filed with the Securities and Exchange Commission on December 29, 1997
                                                      REGISTRATION NO. 33-84630
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------

                               HOENIG GROUP INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                13-3625520
      (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)               Identification No.)

                                 -------------

                              ROYAL EXECUTIVE PARK
                             4 INTERNATIONAL DRIVE
                           RYE BROOK, NEW YORK 10573
         (Address, including zip code, of principal executive offices)

                                 --------------

                               HOENIG GROUP INC.
                             1994 STOCK OPTION PLAN
                             1991 STOCK OPTION PLAN
                           (Full titles of the Plans)

                                 -------------

                           KATHRYN L. HOENIG, ESQUIRE
                                   SECRETARY
                               HOENIG GROUP INC.
                              ROYAL EXECUTIVE PARK
                             4 INTERNATIONAL DRIVE
                           RYE BROOK, NEW YORK 10573
                                 (914) 935-9000
                     (Name, address, and telephone number,
                   including area code, of agent for service)

                                 -------------

                                   COPIES TO:

                          GEORGE G. YEARSICH, ESQUIRE
                          MORGAN, LEWIS & BOCKIUS LLP
                              1800 M STREET, N.W.
                             WASHINGTON, D.C. 20036

                                EXPLANATORY NOTE


         On August 29, 1997, Hoenig Group Inc. (the "Company") carried forward 1,988,000 shares of common stock, along with the associated rights attached to such shares of common stock (the "Common Stock"), from this Registration Statement on Form S-8 (File No. 33-84630) to a new Registration Statement on Form S-8 (File No. 333-34745). The purpose of this Post-Effective Amendment No. 1 to this Registration Statement is to deregister the 1,988,000 shares of Common Stock carried forward from this Registration Statement to the new Registration Statement, and to terminate this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye Brook, State of New York, on the 29th day of December 1997.



                                            HOENIG GROUP INC.

                                        By: /s/ Alan B. Herzog
                                            ----------------------------------
                                            Alan B. Herzog
                                            Chief Operating Officer, Principal
                                            Financial/Accounting Officer
                                            and Director


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          Signature                    Capacities in Which Signed                         Date
-----------------------------  -----------------------------------------------  ------------------
/s/ Fredric P. Sapirstein      Chairman, President and Chief Executive Officer
-----------------------------  and Director                                     December 29, 1997
Fredric P. Sapirstein

/s/ Alan B. Herzog             Chief Operating Officer, Principal
-----------------------------  Financial/Accounting Officer and Director        December 29, 1997
Alan B. Herzog

              *                Executive Vice President and Director
-----------------------------                                                   December 29, 1997
Max H. Levine


/s/ Kathryn L Hoenig           Vice President, Secretary, General Counsel and
-----------------------------  Director                                         December 29, 1997
Kathryn L. Hoenig

/s/ Robert L. Cooney           Director
-----------------------------
Robert L. Cooney                                                                December 29, 1997


                                     II-1



              *                Director
-----------------------------
Martin F.C. Emmett                                                              December 29, 1997


              *                Director
-----------------------------
Robert Spiegel                                                                  December 29, 1997





/s/ Alan B. Herzog
-----------------------------

* Alan B. Herzog by signing his name hereto signs this document on behalf of each of the persons indicated above pursuant to the powers of attorney executed by such persons and set forth on the signature pages of this Registration Statement (File No. 33-84630) filed with the Securities and
     Exchange Commission on September 30, 1994.


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